                                                                    EXHIBIT 13.2

    CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 USC SS.1350,
         AS ADOPTED PURSUANT TO SS.906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 20-F for the fiscal year ended
December 31, 2006 of Metalink Ltd. (the "Company") as filed with the U.S.
Securities and Exchange Commission (the "Commission") on the date hereof (the
"Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I, Yuval Ruhama, Chief Financial
Officer, certify that:

     1. the Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 29, 2007

                                                 By: /s/ Yuval Ruhama
                                                 --------------------
                                                 Name: Yuval Ruhama
                                                 Title: Chief Financial Officer